Exhibit 99.1

APi Group Announces Acquisition of CertaSite and Provides Full-Year 2025 Update
-Accretive to APi’s “10/16/60+” long-term financial targets-
- Accelerates inspection-first strategy and shifts mix towards 60% of revenues from inspection, service, and monitoring-
-APi expects net revenues and adjusted EBITDA for 2025 will be at or above the midpoint of the current guidance range-
New Brighton, Minnesota – December 10, 2025 – APi Group Corporation (NYSE: APG) (“APi” or the “Company”) today announced that it has entered into an agreement to acquire CertaSite, an inspection-first provider of comprehensive fire and life safety services in the Midwest region. The transaction is expected to be financed with cash on hand and to close in the first quarter of 2026, subject to customary closing conditions, including receipt of required regulatory approvals.
The acquisition will complement APi’s position as a premier provider of safety services focused on non-discretionary, regulatory driven, recurring revenue opportunities. CertaSite is expected to deliver full year 2025 revenue of approximately $90 million and be accretive to APi’s “10/16/60+” shareholder value creation framework driven by its inspection-first strategy, strong EBITDA margin profile, and an asset light business model leading to strong adjusted free cash flow conversion.
Russ Becker, APi’s President and Chief Executive Officer stated: “We are excited to welcome the CertaSite team to the APi family and invest in each of our new teammates professionally and personally. CertaSite’s inspection-first business model aligns with our inspection-first flywheel strategy and is expected to contribute meaningfully to our long-term 60% business mix target. We look forward to partnering with our CertaSite teammates to achieve the opportunities created by this acquisition for both our organizations.”
Jeff Wyatt, CertaSite’s Chief Executive Officer, added: “This is a transformative milestone for CertaSite and its team members. Since 2018, we have built a leading fire and life safety service provider focused on recurring inspection and service opportunities with a strong base of loyal customers. APi is well known as a long-term owner of businesses with a reputation of caring for and developing its team, and we couldn’t be more excited to join the APi family to experience this first-hand. I’d like to thank all our CertaSite teammates for their ongoing dedication and hope they share in my excitement as we look forward to the next stage of our growth as part of the APi family.”
Becker continued, “With one month left in the year, we approach 2026 with strong momentum and confidence in delivering on our full-year commitments. We expect net revenues and adjusted EBITDA for 2025 will be at or above the midpoint of the guidance range provided on October 30, 2025, of $7,875 million and $1,030 million, respectively. Additionally, our balance sheet remains strong, with our net leverage ratio expected to be below 2.0x by year end. Looking forward, we believe our proven operating model, built on our inspection and service-first strategy, purpose-driven leadership, and a disciplined approach to capital allocation, positions APi for sustained organic growth, margin expansion and value-accretive M&A.”

About APi:
APi is a global, market-leading business services provider of fire and life safety, security, elevator and escalator, and specialty services with a substantial recurring revenue base and over 500 locations worldwide. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroup.com.
Investor Relations and Media Inquiries:
Adam Fee
Vice President of Investor Relations
Tel: +1 651-240-7252
Email: investorrelations@apigroupinc.us

Forward-Looking Statements and Disclaimers
Please note that in this press release the Company may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of APi Group Corporation (“APi” or the “Company”). Such discussion and statements may contain words such as “expect,” “anticipate,” “will,” “should,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “pro forma” “outlook,” “may,” “might,” “should,” “can have,” “have,” “likely,” “potential,” “target,” “indicative,” “illustrative,” and variations of such words and similar expressions, and relate in this press release, without limitation, to statements, beliefs, projections and expectations about future events. Such statements are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts.
These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition, political risks, and other risks that may affect the Company’s future performance, including the impacts of inflationary pressures and other macroeconomic factors on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) supply chain constraints and interruptions, and the resulting increases in the cost, or reductions in the supply, of the materials and commodities the Company uses in its business and for which the Company bears the risk of such increases; (iii) risks associated with the Company’s expanded international operations; (iv) failure to realize the anticipated benefits of our acquisitions and restructuring program, and our ability to successfully execute the Company’s bolt-on acquisition strategy to acquire other businesses and successfully integrate them into its operations; (v) failure to fully execute the Company’s inspection first strategy or to realize the expected service revenue from such inspections; (vi) failure to realize expected benefits from the Company’s other business strategies, including the Company’s disciplined approach to customer and project selection, the Company’s asset-light, services-focused business model and its expected impact on future capital expenditures, and the expected efficiencies from the realignment of the Company’s Safety Services segment; (vii) risks associated with the Company’s decentralized business model and participation in joint ventures; (viii) improperly managed projects or project delays; (ix) adverse developments in the credit markets which could impact the Company’s ability to secure financing in the future; (x) the Company’s substantial level of indebtedness; (xi) risks associated with the Company’s contract portfolio; (xii) changes in applicable laws or regulations; (xiii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (xiv) the impact of a global armed conflict; (xv) the trading price of the Company’s common stock, which may be positively or negatively impacted by market and economic conditions, the availability of the Company’s common stock, the Company’s financial performance or determinations following the date of this press release to use the Company’s funds for other purposes; (xvi) geopolitical risks; and (xvii) other risks and uncertainties, including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 under the heading “Risk Factors.” Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. Additional information concerning these risks, uncertainties and other factors that could cause actual results to vary is, or will be, included in the periodic and other reports filed by the Company with the Securities and Exchange Commission. Forward-looking statements included in this press release speak only as of the date hereof and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this press release.

Non-GAAP Financial Measures
This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance, reportable business segments and prospects for future performance, (b) permit investors to compare the Company with its peers, (c) determines certain elements of management’s incentive compensation, and (d) provide consistent period-to-period comparisons of the results. Specifically:
The Company supplements the reporting of its consolidated financial information with adjusted EBITDA, a non-GAAP financial measure, which is defined as earnings before interest, taxes, depreciation and amortization, excluding the impact of certain non-cash and other specifically identified items, and segment earnings. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenues. Segment earnings, which is defined as earnings before interest, taxes, depreciation and amortization, excluding the impact of certain non-cash and other specifically identified items, is the measure of profitability used by management to manage its segments and, accordingly, in its segment reporting. Segment earnings margin is calculated as segment earnings divided by net revenue. The Company believes these measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. The Company uses adjusted EBITDA and segment earnings to evaluate its performance, both internally and as compared with its peers, because these measures exclude certain items that may not be indicative of the Company’s core operating results.
The Company calculates its leverage ratio in accordance with its debt agreements which include different adjustments to EBITDA from those included in the adjusted EBITDA numbers reported externally.
While the Company believes its non-U.S. GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with U.S. GAAP. Additionally, these non-U.S. GAAP financial measures may differ from similar measures presented by other companies. A reconciliation of these non-U.S. GAAP financial measures is included later in this press release.
The Company does not provide reconciliations of forward-looking non-U.S. GAAP adjusted EBITDA to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for acquisitions and divestitures, systems and business enablement expenses, business process transformation expenses, one-time and other events such as impairment charges, transaction and other costs related to acquisitions and divestitures, restructuring costs, amortization of intangible assets, miscellaneous capital market activities, and other charges reflected in the Company’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.
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